UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2021

ACCO BRANDS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Four Corporate Drive
Lake Zurich, IL	60047
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (847) 541-9500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ACCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

Effective March 31, 2021, ACCO Brands Corporation (the “Company”) entered into a Fifth Amendment (the “Fifth Amendment”) to its Third Amended and Restated Credit Agreement, as amended (the “Credit Agreement”) among the Company, certain subsidiaries of the Company, Bank of America, N.A., as administrative agent, and the other lenders party thereto. Pursuant to the Fifth Amendment, the Credit Agreement was amended to, among other things:

•	extend the maturity date from May 23, 2024 to March 31, 2026;

•	modify the maximum net leverage ratio financial covenant such that for the fiscal quarter ending September 30, 2022 and thereafter, the maximum net leverage ratio is set at 4.00:1.00;

•	reflect more favorable pricing at higher net leverage ratio levels, resulting in a 25 basis point reduction in the applicable rate on outstanding loans than was in effect prior to the Fifth Amendment based on the Company’s current consolidated leverage ratio, along with lower fees on undrawn amounts; and

•	eliminate the LIBOR rate floor for U.S. Dollar loans.

The foregoing summary of the Fifth Amendment does not purport to be complete and is qualified in its entirety by reference to the Fifth Amendment, a copy of which is filed as Exhibit 10.1 and incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits

10.1	Fifth Amendment to Third Amended and Restated Credit Agreement, dated as of March 31, 2021, among the Company, certain subsidiaries of the Company, Bank of America, N.A., as administrative agent, and the other lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO BRANDS CORPORATION (Registrant)
Date: March 31, 2021
	By:	/s/Neal V. Fenwick
Neal V. Fenwick
Executive Vice President and Chief Financial Officer

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